                                             Delaware
                                             Investments(SM)
                                             -----------------------------------
                                             A member of Lincoln Financial Group

2002 Annual Shareholder Report
-------------------------------------
-  Delaware Focused Growth Fund
-  Delaware Focused Value Fund (formerly Delaware Research Fund)
-  Delaware Health Care Fund

July 9, 2002

Dear Shareholder:

Recap of Events - At the midpoint of 2002, U.S. equities appeared to be on their way to a third calendar year of negative returns. With corporate accounting malpractice dominating business headlines, negative sentiment was running rampant in the marketplace as we entered the third quarter.

Following a strong recovery by stocks during the fourth quarter of 2001, major equity indexes began to decline and by June had fallen to levels near, or past, their previous low points since the stock market peak of March 2000. In fact, the just-closed quarter was the worst second quarter since 1970 for the Dow Jones Industrial Average (Source: The Wall Street Journal Market Data Group). As investors continued to fret about a range of issues, including terrorism, corporate accounting practices, and potential weakness in the current economic recovery, equity prices became further depressed in most industries. By the end of June, the negative sentiment in the stock market felt like a polar opposite of the late 1990's period of "irrational exuberance." On many days, the stock market lost ground regardless of the tone of the day's business news.

We believe the extreme bearish sentiment in the market this summer may actually be a long-term bullish sign for committed investors. None of the reasons discussed above suggest to us that investors' current outlook should be so negative. A core principle of long-term investing is that no trend lasts forever. Market history tells us that down markets usually create long-range opportunities. No one knows whether the stock market is going up, down, or sideways over the next few months, or even years. What we do know is that, when compared to many other assets, equities offer strong long-term capital appreciation potential.

Although the U.S. economy is recovering slowly from last year's recession, that recovery is progressing quite steadily. The annual growth rate for gross domestic product in the first quarter far surpassed the rate predicted by a Wall Street Journal survey of 55 professional economists in January. A similar mid year poll put expected U.S. economic growth rates for the third and fourth quarters of this year at +3.3% and +3.7%, respectively. Continuation of the recovery would eventually mean a stronger profit picture, the lack of which is currently the key factor determining stock prices in the view of many investors.

Market Outlook - The investment landscape has clearly changed in recent years. In our opinion, equity investors are still going through a long and painful process of reigning in expectations after years of outsized returns and a technology bubble of historic proportions in the late 1990s. Once that process is complete, and once stronger corporate earnings become apparent, we can expect to see average returns for stocks going forward on the order of approximately seven to 10 percent per year over the long term. In the meantime, we think professionally managed funds constitute attractive investment options, and may hold advantages over indexing strategies should the stock market remain range-bound.

There are a number of ways to prepare today for the possibility of continued market volatility. For starters, diversifying your investment portfolio is a strategy that stands out as imperative, especially with the stock market struggling to find its legs. We also encourage consulting with a financial advisor to assure sufficient diversification in a portfolio targeted to meet specific goals.

Delaware Focused Growth Fund
During the past 12 months both the U.S. stock market and the economy witnessed a mixture of turbulent conditions. An economic recovery, now seemingly in place, has proven to be weaker during recent months than was once expected.

Shortly after the Fund's fiscal year started on July 1, 2001, the stock market received an unexpected jolt as a result of the terrorist attacks on September
11. Although the market initially regained all of its lost ground following September 11, the second half of the fiscal year could not sustain any positive momentum. Growth stocks, similar to those that compose the Fund's holdings, were susceptible to the deteriorating market conditions.

Delaware Focused Growth Fund returned -21.30% (Class A shares at net asset value with distributions reinvested) during the fiscal year ended June 30, 2002. Despite the lackluster performance, the Fund did manage to outperform its peer group as measured by the Lipper Large-Cap Growth Funds Average, which dropped -25.53% during the same period. Most major indexes turned in negative performance during the same fiscal year. The S&P 500 Index, your Fund's benchmark, fell by -17.98%.

The Fund seeks to provide long-term capital growth by investing primarily in common stocks of companies that it believes has the potential for strong earnings growth. As U.S. stocks experienced a sharp decline during the past 12 months, the second half of the Fund's fiscal year was punctuated by more volatile market conditions and continued negative performance. The Russell 3000 Growth Index, which closely resembles the Fund's makeup, lost -7.35% during the first six months of the Fund's fiscal year, and then suffered a -20.54% decline during the second half of the Fund's fiscal year. Growth stocks took the brunt of the fall among U.S. equities during these turbulent times, despite the hope that a modest recovery could fuel the economy and lift investor confidence.

Within the past six months, we have positioned the Fund towards sectors of the market that we believe will benefit going forward. The computer & technology sector decreased by more than 10 percent since our last reporting period, as the tech market continues to disappoint. We increased the Fund's percentage in the electronics & electrical equipment sector from 3.00% six months ago to 11.02% as of fiscal year-end.

One area that detracted from performance was the healthcare sector. Many healthcare companies struggled this past year with missed earnings targets and patent expirations. The stock of Inspire Pharmaceutical had a negative impact on the Fund's performance and is no longer a holding of the portfolio. Although the sector as a whole was less than stellar, we did have a positive contribution from Trimeris during the year.

We believe that growth stocks play an important role in any investment plan. As companies grapple with market concerns, we believe their earnings and growth capabilities will rise steadily over time and we will continue to carefully assess their potential. We are optimistic that, as investor confidence is slowly restored, the market will recover and the environment for growth-oriented investing will improve.

Delaware Focused Value Fund (formerly Delaware Research Fund)
During the fiscal year ended June 30, 2002, your Fund returned -19.48% (Class A shares at net asset value with distributions reinvested). By comparison, the 424 funds comprising the Lipper Multi-Cap Core Funds Average lost -17.30%. The Fund's specific benchmark, the Russell 1000 Value Index was down -8.95% for the same 12-month period. Also, the S&P 500 Index, perhaps the most widely-used benchmark of large U.S. companies, was down -17.98% during the fiscal year.

Performance was significantly impacted by the Fund's holdings in the energy sector. The Enron collapse has had a lingering impact on this sector due to ongoing concerns over the accuracy of earnings generated by energy-trading companies. During the Fund's fiscal year, Dallas-based Halliburton Company declined -60 percent, as asbestos litigation involving its construction group only magnified the selling pressure on this stock. Halliburton Company is no longer a holding of the Fund as of this report.

The Fund was also negatively impacted by its healthcare stocks, a long time, sound-performing sector that has recently declined due to weak earnings, evaporating product pipelines, regulatory scrutiny and competition from generics. Blue-chip names that were part of the Fund during the year - Merck & Company and Schering-Plough - all suffered falling stock prices, with Bristol-Myers Squibb falling furthest, its price down -47 percent for the twelve-month period.

The other sector of relative weakness came with the Fund's positions in consumer staple stocks as mounting competition adversely impacted the food retailers. Investors have thus been forced to reconsider the future earnings of food stocks given potential pricing wars and stepped-up spending on promotions.

Despite troubled equity markets, the portfolio management team did acquire several quality stocks through its bottom-up stock selection process. The transportation company FedEx afforded the Fund capital appreciation as did the automakers Ford and General Motors. The inclusion of Starwood Hotel and Resorts benefited performance as the stock gained +23 percent for the year. FedEx, General Motors, and Starwood Hotel and Resorts have met the Fund's price appreciation goals and are no longer holdings of the Fund as of June 30, 2002.

Delaware Health Care Fund faced a difficult 11 months in its abbreviated inaugural year (the Fund commenced operations on July 31, 2001, and its fiscal year will end each summer on June 30).

The period was a difficult one for the healthcare sector - particularly the first six months of 2002. For the 11 months ended June 30, 2002, the Lipper Healthcare/Biotechnology Funds Average fell by -23.71%, which was even more than the -17.16% fall taken by the broader S&P 500 Index (Delaware Health Care Fund's benchmark index). The Fund compared well on a relative basis, but still posted a disappointing absolute return of -13.84% (Class A shares at net asset value with distributions reinvested) for that 11-month period.

As of June 30, 2002, our strategies had not changed significantly from when we launched the Fund last summer. While Delaware Health Care Fund is a sector-specific fund, we will hold stocks that reflect the broad make-up of the U.S. healthcare industry. This includes various service companies, pharmaceutical developers, hospitals, medical device manufacturers, and some biotechnology-related holdings as well.

Of those healthcare industry sub-sectors, pharmaceuticals can be expected to make up a significant portion of the Fund. As of June 30, 2002, 27.56% of the Fund's net assets were allocated to securities of pharmaceutical companies.

Several large pharmaceutical companies - ones that the Fund did not hold - made headlines in 2002 that dragged down share prices in this part of the market. In some cases, these companies missed earnings targets, while in others investors were focused on patent expirations. Our holdings in this area are led by several innovative small-cap companies listed on the Nasdaq exchange. Our holdings, which were not severely affected by this pharmaceutical market downdraft, included Noven Pharmaceuticals and Pain Therapeutics.

Our strategy has also included healthcare facilities supplier Stryker, and the large-cap service and technology provider McKesson. Other holdings include Healthsouth, a company that falls into the Fund's hospitals sub-sector and specializes in all types of medical facilities, such as outpatient surgery centers, rehabilitative care centers, and diagnostic facilities. We also remain optimistic about the prospects for a biotechnology company called Trimeris, which is developing a new class of products based on an innovative process called viral fusion.

Despite this favorable long-term outlook, we remind investors of the risks inherent in a sector fund, which on its own, does not constitute a well-rounded investment plan. The healthcare sector is cyclical, and subject to regulation as well - two additional factors capable of affecting Fund performance significantly in the intermediate term. With the stock market in the midst of another difficult year in 2002, we stress the importance of diversification and encourage investors to consult with their financial advisors about complementary strategies.

While the healthcare sector has struggled along with the broad stock market in recent months, we remain quite hopeful about the long-term growth opportunities presented by the industry in general. Today's healthcare industry continues to evolve, with new technologies and various forms of managed care and services changing the way people receive treatment. Cost control remains a major focus for Americans, and many of the innovations present in today's healthcare industry serve to contain both the cost and usage of healthcare services.

Meanwhile, consumer spending on healthcare continues to rise. The Health Care Financing Administration (HCFA) projects that national health spending will reach $2.6 trillion in 2010, a number that would be double the figure spent in 2000. The industry's favorable demographics, led by aging baby boomers, makes the healthcare industry attractive to long-term investors. In our opinion, aging baby boomers remains the one factor most likely to impact long-term growth trends in the industry.

In the long run, we are optimistic about the prospects for both the U.S. economy and for equity investing. We believe that the U.S. continues to offer a political and business structure that provides the world's best opportunities for growth, while our nation's wealth of intellectual capital, innovation, and ingenuity is second to none. In our opinion, it takes a Herculean effort to remain pessimistic about the U.S. stock market over long periods. We believe that, like most stock market trends, the environment of overwhelming pessimism that investors have recently created must end in time.


Sincerely,



/s/ Charles E. Haldeman, Jr.              /s/ David K. Downes

Charles E. Haldeman, Jr.                  David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

Fund Performance Summary*

Average Annual Total Returns
For the period ended June 30, 2002

                                                                    Lifetime    One Year
Delaware Focused Growth Fund
  Class A (Est. 12/29/99)
     Excluding Sales Charge                                         -8.28%      -21.30%
     Including Sales Charge                                        -10.42%      -25.81%
Institutional Class (Est. 12/29/99)                                 -8.28%      -21.30%
Lipper Large-Cap Growth Funds Average (816 funds)                  -22.18%      -25.53%
Standard & Poor's 500 Index                                        -13.51%      -17.98%

Delaware Focused Value Fund (formerly Delaware Research Fund)
   Class A (Est. 12/29/99)
     Excluding Sales Charge                                        -10.48%      -19.48%
     Including Sales Charge                                        -12.57%      -24.11%
Institutional Class (Est. 12/29/99)                                -10.48%      -19.48%
Lipper Multi-Cap Core Funds Average (424 funds)                    -10.68%      -17.30%
Standard & Poor's 500 Index                                        -13.51%      -17.98%
Russell 1000 Value Index                                            -1.53%       -8.95%

Delaware Health Care Fund                                      Lifetime (11 months)
   Class A (Est. 7/31/01)
     Excluding Sales Charge                                        -13.84%
     Including Sales Charge                                        -18.81%
Institutional Class (Est. 7/31/01)                                 -13.84%
Lipper Healthcare/Biotechnology Funds
   Average (203 funds)                                             -23.71%
Standard & Poor's 500 Index                                        -17.16%

Returns shown above assume reinvestment of distributions and, where indicated, a 5.75% maximum front-end sales charge for Class A shares. Returns and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original share price. No 12b-1 fees were imposed on Class A shares for Delaware Focused Growth Fund, Delaware Focused Value Fund, and Delaware Health Care Fund during the periods shown and had such charges been imposed, returns would have been lower. No Class B or C shares were offered for the Delaware Focused Growth Fund, Delaware Focused Value Fund and Delaware Health Care Fund during the periods shown. Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The Lipper categories represent the average return of specific mutual funds tracked by Lipper (Source: Lipper Inc.). The Standard & Poor's 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. The Russell 1000 Value Index measures the performance of those large-cap companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index. Past performance is not a guarantee of future results.

An expense limitation was in effect for all classes of Delaware Focused Growth Fund, Delaware Focused Value Fund, and Delaware Health Care Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

This annual report is for the information of Delaware Focused Growth Fund, Delaware Focused Value Fund, and Delaware Health Care Fund shareholders. The current prospectuses for the Funds set forth details about charges, expenses, investment objectives, and operating policies of the Funds. You should read the prospectus carefully before you invest or send money. Summary investment results are documented in the Funds' current Statements of Additional Information.

*Please see the following pages for line graphs on each Fund's performance since inception.

Delaware Focused Growth Fund
----------------------------

Fund Objective:
The Fund seeks to provide long-term capital growth.

Total Fund Net Assets:
As of June 30, 2002
$1.69 million

Number of Holdings:
As of June 30, 2002
30

Fund Start Date:
December 29, 1999

Your Fund Manager:

Gerald S. Frey leads the Delaware Investments growth team. He holds a BA in economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York.

Nasdaq Symbols:
Class A:              DLCAX
Institutional Class:  DLCIX

Delaware Focused Value Fund (formerly Delaware Research Fund)
-------------------------------------------------------------

Fund Objective:
The Fund seeks to provide long-term capital growth.

Total Fund Net Assets:
As of June 30, 2002
$1.60 million

Number of Holdings:
As of June 30, 2002
20

Fund Start Date:
December 29, 1999

Your Fund Managers:

Joshua H. Brooks earned his undergraduate education at Yale University and Seikei Gakuen in Tokyo and an MBA from the University of London's London Business School. He joined Delaware Investments in 1991 as an analyst. Since that time, he has worked in various positions in equity research, portfolio management and business development in both Philadelphia and London. Prior to returning to Philadelphia in 2000, Mr. Brooks worked at Delaware International Advisers Ltd. in London as a Senior Portfolio Manager.

J. Paul Dokas joined Delaware in 1997. He was previously Director of Trust Investment Management at Bell Atlantic Corporation. Mr. Dokas earned a bachelor's degree at Loyola College in Baltimore and an MBA at the University of Maryland. He is a CFA charterholder.

Timothy G. Connors joined Delaware Investments in 1997 after serving as a principal at Miller, Anderson & Sherrerd, where he managed equity accounts, conducted sector analysis and directed research. He previously held positions at CoreStates Investment Advisers and Fauquier National Bank. Mr. Connors is a CFA charterholder and a member of the Association for Investment Management and Research. He has been managing Focused Value Fund since its inception.


Nasdaq Symbols:
Class A:             DREAX
Institutional Class: DREIX

Delaware Health Care Fund
-------------------------

Fund Objective:
The Fund seeks to provide long-term capital growth.

Total Fund Net Assets:
As of June 30, 2002
$1.73 million

Number of Holdings:
As of June 30, 2002
30

Fund Start Date:
July 31, 2001

Your Fund Manager:

Gerald S. Frey leads the Delaware Investments growth team. He holds a BA in economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York.

Nasdaq Symbols:
Class A:             DHSAX
Institutional Class: DHSIX

Delaware Focused Growth Fund
----------------------------

Performance of a $10,000 Investment
December 29, 1999 (Fund's inception) to June 30, 2002
______   Delaware Focused Growth Fund - Class A Shares
------   S&P 500 Index




Delaware Focused Growth Fund Growth of $10,000 investment chart
---------------------------------------------------------------

                     Delaware
                     Focused
                   Growth Fund -     S&P 500
                  Class A Shares      Index
          Dec-99      $9,424         $10,000
          Mar-00     $11,896         $10,229
          Jun-00     $11,585          $9,958
          Sep-00     $11,970          $9,861
          Dec-00      $9,876          $9,089
          Mar-01      $8,093          $8,012
          Jun-01      $9,642          $8,481
          Sep-01      $6,937          $7,236
          Dec-01      $9,472          $8,009
          Mar-02      $9,067          $8,031
          Jun-02      $7,588          $6,955


Chart assumes $10,000 invested in the Fund on December 29, 1999 and includes the effect of a 5.75% maximum front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. Chart also assumes $10,000 invested in the S&P 500 Index at that month's end, December 31, 1999. After December 31, 1999, returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. An expense limitation was in effect for all classes of the Fund during the periods shown, in addition, the distributor has waived all 12b-1 fees during the periods shown for Class A shares. Performance would have been lower had this waiver and expense limitation not been in effect. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. The chart does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Delaware Focused Value Fund (formerly Delaware Research Fund)
-------------------------------------------------------------

Performance of a $10,000 Investment
December 29, 1999 (Fund's inception) to June 30, 2002
........  Russell 1000 Value Index
_______  Delaware Focused Value Fund - Class A Shares
-------  S&P 500 Index



Delaware Focused Value Fund Growth of $10,000 investment chart
---------------------------------------------------------------

                     Delaware
                  Focused Value
                  Fund - Class A     S&P 500
                      Shares          Index
         12/31/99     $9,424         $10,000
         03/31/00    $10,477         $10,229
         06/30/00     $9,157          $9,958
         09/30/00     $8,911          $9,861
         12/31/00     $8,648          $9,089
         03/30/01     $8,613          $8,012
         06/30/01     $8,866          $8,481
         09/30/01     $7,563          $7,236
         12/31/01     $8,070          $8,009
         03/30/02     $8,210          $8,031
         06/30/02     $7,138          $6,955


Chart assumes $10,000 invested in the Fund on December 29, 1999 and includes the effect of a 5.75% maximum front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. Chart also assumes $10,000 invested in the S&P 500 Index at that month's end, December 31, 1999. After December 31, 1999, returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. The Russell 1000 Value Index measures the performance of those large-cap companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. An expense limitation was in effect for all classes of the Fund during the periods shown, in addition, the distributor has waived all 12b-1 fees during the periods shown for Class A shares. Performance would have been lower had this waiver and expense limitation not been in effect. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. The chart does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Delaware Health Care Fund
-------------------------

Performance of a $10,000 Investment
July 31, 2001 (Fund's inception) to June 30, 2002
-------  S&P 500 Index
_______  Delaware Health Care Fund - Class A Shares



Delaware Health Care Fund Growth of $10,000 investment chart
------------------------------------------------------------

                     Delaware
                   Health Care
                  Fund - Class A     S&P 500
                      Shares          Index
          Jul-01      $9,425         $10,000
          Aug-01      $9,536          $9,374
          Sep-01      $9,314          $8,617
          Oct-01      $9,868          $8,781
          Nov-01     $10,445          $9,455
          Dec-01     $10,905          $9,538
          Jan-02      $9,518          $9,399
          Feb-02      $9,328          $9,217
          Mar-02      $9,540          $9,564
          Apr-02      $8,958          $8,984
          May-02      $8,601          $8,918
          Jun-02      $8,120          $8,283



Chart assumes $10,000 invested in the Fund on July 31, 2001 and includes the effect of a 5.75% maximum front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. An expense limitation was in effect for all classes of the Fund during the periods shown, in addition, the distributor has waived all 12b-1 fees during the periods shown for Class A shares. Performance would have been lower had this waiver and expense limitation not been in effect. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. The chart does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement of Net Assets


DELAWARE FOCUSED GROWTH FUND
----------------------------

June 30, 2002

                                                                                                         Number of         Market
                                                                                                          Shares            Value
Common Stock- 93.87%
Automobiles & Automotive Parts - 2.92%
+Gentex                                                                                                    1,800            $49,446
                                                                                                                            -------
                                                                                                                             49,446
                                                                                                                             ------
Banking, Finance & Insurance - 18.63%
Ambac Financial Group                                                                                      1,200             80,880
Doral Financial                                                                                            2,400             80,136
Franklin Resources                                                                                         1,500             63,960
HCC Insurance                                                                                              2,500             65,875
Radian Group                                                                                                 500             24,340
                                                                                                                             ------
                                                                                                                            315,191
                                                                                                                            -------
Buildings & Materials - 3.66%
KB HOME                                                                                                    1,200             61,812
                                                                                                                             ------
                                                                                                                             61,812
                                                                                                                             ------
Business Services - 3.87%
+United Rentals                                                                                            3,000             65,400
                                                                                                                             ------
                                                                                                                             65,400
                                                                                                                             ------
Cable, Media & Publishing - 4.60%
+Mediacom Communications                                                                                   4,100             31,939
Omnicom Group                                                                                              1,000             45,800
                                                                                                                             ------
                                                                                                                             77,739
                                                                                                                             ------
Computers & Technology - 5.47%
+Analog Devices                                                                                            1,400             41,580
+Quest Software                                                                                            3,500             50,855
                                                                                                                             ------
                                                                                                                             92,435
                                                                                                                             ------
Electronics & Electrical Equipment - 11.02%
+Brooks-PRI Automation                                                                                     1,700             43,452
+O2Micro International                                                                                     4,000             41,400
Texas Instruments                                                                                          1,500             35,550
+Varian                                                                                                    2,000             65,900
                                                                                                                             ------
                                                                                                                            186,302
                                                                                                                            -------
Energy - 3.68%
Transocean Sedco                                                                                           2,000             62,300
                                                                                                                             ------
                                                                                                                             62,300
                                                                                                                             ------
Food, Beverage & Tobacco - 6.78%
+American Italian Pasta Class A                                                                            1,500             76,485
+Brinker International                                                                                     1,200             38,100
                                                                                                                             ------
                                                                                                                            114,585
                                                                                                                            -------
Healthcare & Pharmaceuticals - 13.25%
+Conceptus                                                                                                 3,000             49,470
First Horizon Pharmaceutical                                                                               1,200             24,828
+Guidant                                                                                                   1,500             45,345
McKesson                                                                                                   1,700             55,590
+Trimeris                                                                                                  1,100             48,829
                                                                                                                             ------
                                                                                                                            224,062
                                                                                                                            -------
Leisure, Lodging & Entertainment - 4.32%
+Extended Stay America                                                                                     4,500             72,990
                                                                                                                             ------
                                                                                                                             72,990
                                                                                                                             ------
Retail - 12.30%
+Best Buy                                                                                                  2,000             72,600
+Krispy Kreme Doughnuts                                                                                    2,500             80,475
Wal-Mart Stores                                                                                            1,000             55,010
                                                                                                                             ------
                                                                                                                            208,085
                                                                                                                            -------

Telecommunications - 1.42%
+Tekelec                                                                                                   3,000             24,090
                                                                                                                             ------
                                                                                                                             24,090
                                                                                                                             ------

                                                                                                        Number of          Market
                                                                                                         Shares             Value
Common Stock (continued)

Textiles, Apparel & Furniture - 1.95%
+Coach                                                                                                       600            $32,940
                                                                                                                            -------
                                                                                                                             32,940
                                                                                                                             ------
Total Common Stock (cost $1,738,631)                                                                                      1,587,377
                                                                                                                          ---------
                                                                                                        Principal
                                                                                                          Amount
Repurchase Agreements- 6.21%
With BNP Paribas 1.91% 7/1/02
(dated 6/28/02, collateralized by $27,200
U.S. Treasury Notes 6.00% due 9/30/02, market
value $27,893 and $10,400 U.S. Treasury
Notes 5.375% due 6/30/03, market value
$11,038)                                                                                                  $38,100            38,100
With J. P. Morgan Securities 1.83% 7/1/02
(dated 6/28/02, collateralized by $29,500
U.S. Treasury Bills due 9/19/02, market
value $29,390)                                                                                             28,800            28,800
With UBS Warburg 1.90% 7/1/02
(dated 6/28/02, collateralized by $13,600
U.S. Treasury Notes 5.375% due 6/30/03, market
value $14,424, $13,600 U.S. Treasury Notes
5.875% due 2/15/04, market value $14,611
and $8,800 U.S. Treasury Notes 6.625% due 5/15/07,
market value $9,829)                                                                                       38,100            38,100
                                                                                                                             ------
Total Repurchase Agreements (cost $105,000)                                                                                 105,000
                                                                                                                            -------


Total Market Value of Securities - 100.08%
   (cost $1,843,631)                                                                                                      1,692,377

Liabilities Net of Receivables and Other Assets - (0.08%)                                                                   (1,300)
                                                                                                                            -------

Net Assets Applicable to 291,477 Shares Outstanding - 100.00%                                                            $1,691,077
                                                                                                                         ----------



Net Asset Value - Delaware Focused Growth Fund Class A
($80,248 / 13,831 Shares)                                                                                                     $5.80
                                                                                                                              -----
Net Asset Value - Delaware Focused Growth Fund Institutional Class
($1,610,829 / 277,646 Shares)                                                                                                 $5.80
                                                                                                                              -----

Components of Net Assets at June 30, 2002:
Shares of beneficial interest (unlimited authorization - no par)                                                         $2,506,737
Accumulated net realized loss on investments                                                                               (664,406)
Net unrealized depreciation of investments                                                                                 (151,254)
                                                                                                                          ---------
Total net assets                                                                                                         $1,691,077
                                                                                                                         ----------

+Non-income producing security for the year ended June 30, 2002.

Net Asset Value and Offering Price per Share -
Delaware Focused Growth Fund
Net asset value Class A (A)                                                                                                   $5.80
Sales charge (5.75% of offering price, or 6.03% of amount invested per share) (B)                                              0.35
                                                                                                                               ----
Offering price                                                                                                                $6.15
                                                                                                                              -----
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.


See accompanying notes

Statement of Net Assets


DELAWARE FOCUSED VALUE FUND
---------------------------

June 30, 2002

                                                                                                         Number of         Market
                                                                                                           Shares           Value
Common Stock- 99.56%
Aerospace & Defense - 10.43%
Boeing                                                                                                     1,900            $85,500
Honeywell International                                                                                    2,300             81,029
                                                                                                                             ------
                                                                                                                            166,529
                                                                                                                            -------
Automobiles & Automotive Parts - 5.31%
Ford Motor                                                                                                 5,300             84,800
                                                                                                                             ------
                                                                                                                             84,800
                                                                                                                             ------
Banking - 15.44%
Bank of New York                                                                                           2,400             81,000
FleetBoston Financial                                                                                      2,500             80,875
J.P. Morgan Chase.                                                                                         2,500             84,800
                                                                                                                             ------
                                                                                                                            246,675
                                                                                                                            -------
Computers & Technology - 19.44%
International Business Machines                                                                            1,000             72,000
+Micron Technology                                                                                         3,600             72,792
+Microsoft                                                                                                 1,400             76,580
+Oracle                                                                                                    9,400             89,018
                                                                                                                             ------
                                                                                                                            310,390
                                                                                                                            -------
Electronics & Electrical Equipment - 4.91%
General Electric                                                                                           2,700             78,435
                                                                                                                             ------
                                                                                                                             78,435
                                                                                                                             ------
Finance - 9.52%
Household International                                                                                    1,500             74,550
Morgan Stanley Dean Witter                                                                                 1,800             77,544
                                                                                                                             ------
                                                                                                                            152,094
                                                                                                                            -------
Healthcare & Pharmaceuticals - 15.28%
Bristol-Myers Squibb                                                                                       2,900             74,530
Merck & Company                                                                                            1,600             81,024
Schering-Plough                                                                                            3,600             88,560
                                                                                                                             ------
                                                                                                                            244,114
                                                                                                                            -------
Leisure, Lodging & Entertainment - 4.61%
Walt Disney                                                                                                3,900             73,710
                                                                                                                             ------
                                                                                                                             73,710
                                                                                                                             ------
Technology/Communications - 4.57%
News Corporation Limited Preferred ADR                                                                     3,700             73,075
                                                                                                                             ------
                                                                                                                             73,075
                                                                                                                             ------
Telecommunications - 10.05%
SBC Communications                                                                                         2,500             76,250
Verizon Communications                                                                                     2,100             84,315
                                                                                                                             ------
                                                                                                                            160,565
                                                                                                                            -------
Total Common Stock (cost $1,808,420)                                                                                      1,590,387
                                                                                                                          ---------
                                                                                                        Principal
                                                                                                          Amount
Repurchase Agreements- 0.25%
With BNP Paribas 1.91% 7/1/02
(dated 6/28/02, collateralized by $1,040
U.S. Treasury Notes 6.00% due 9/30/02, market
value $1,063 and $400 U.S. Treasury
Notes 5.375% due 6/30/03, market value
$420).                                                                                                    $1,453            1,453
With J. P. Morgan Securities 1.83% 7/1/02
(dated 6/28/02, collateralized by $1,120
U.S. Treasury Bills due 9/19/02, market
value $1,120).                                                                                            1,097            1,097

                                                                                                   Principal               Market
                                                                                                     Amount                Value
Repurchase Agreements (continued)

With UBS Warburg 1.90% 7/1/02
(dated 6/28/02, collateralized by $520
U.S. Treasury Notes 5.375% due 6/30/03, market
value $549, $520 U.S. Treasury Notes
5.875% due 2/15/04, market value $557
and $330 U.S. Treasury Notes 6.625% due 5/15/07,
market value $374)                                                                                   $1,450                 $1,450
                                                                                                                            ------
Total Repurchase Agreements (cost $4,000)
                                                                                                                             4,000
                                                                                                                             -----


Total Market Value of Securities - 99.81%
  (cost $1,812,420)                                                                                                      1,594,387

Receivables and Other Assets Net of Liabilities - 0.19%                                                                      2,999
                                                                                                                             -----

Net Assets Applicable to 260,234 Shares Outstanding - 100.00%                                                           $1,597,386
                                                                                                                        ----------

Net Asset Value - Delaware Focused Value Fund Class A
  ($80,187 / 13,067 Shares)                                                                                                  $6.14
                                                                                                                             -----
Net Asset Value - Delaware Focused Value Fund Institutional Class
  ($1,517,199 / 247,167 Shares)                                                                                              $6.14
                                                                                                                             -----

Components of Net Assets at June 30, 2002:
Shares of beneficial interest (unlimited authorization-no par)                                                          $3,071,890
Undistributed net investment income                                                                                          8,523
Accumulated net realized loss on investments                                                                            (1,264,994)
Net unrealized depreciation on investments                                                                                (218,033)
                                                                                                                         ---------
Total net assets                                                                                                        $1,597,386
                                                                                                                        ----------

+Non-income producing security for the period ended June 30, 2002.

Net Asset Value and Offering Price per Share -
Delaware Focused Value Fund
  Net asset value - Class A (A)                                                                                              $6.14
  Sales charge (5.75% of offering price, or 6.03% of amount invested per share) (B)                                           0.37
                                                                                                                              ----
  Offering price                                                                                                             $6.51
                                                                                                                             -----

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.


See accompanying notes

Statement of Net Assets


DELAWARE HEALTH CARE FUND
-------------------------

June 30, 2002

                                                                                                         Number of          Market
                                                                                                          Shares            Value
Common Stock- 80.12%
Biotechnology - 15.72%
+Cubist Pharmaceuticals                                                                                    3,300            $31,053
+Cv Theraputics                                                                                            1,800             33,516
+Neurocrine Biosciences                                                                                    1,400             40,110
+Tanox Biosystems                                                                                          3,500             37,905
+Trimeris                                                                                                  2,900            128,731
                                                                                                                            -------
                                                                                                                            271,315
                                                                                                                            -------
Biotechnology/Diversified - 13.77%
+Amgen                                                                                                       900             37,692
+Exelixis                                                                                                  5,500             41,415
+Genentech                                                                                                 1,100             36,850
+Idec Pharmaceuticals                                                                                      1,100             38,995
+Medimmune                                                                                                 1,500             39,600
+Xoma                                                                                                     10,800             43,092
                                                                                                                             ------
                                                                                                                            237,644
                                                                                                                            -------
Healthcare/Devices - 8.26%
+Conceptus                                                                                                 3,300             54,417
+Guidant                                                                                                   1,500             45,345
Stryker                                                                                                      800             42,808
                                                                                                                             ------
                                                                                                                            142,570
                                                                                                                            -------
Healthcare/Services - 8.33%
Amerisourcebergen                                                                                            400             30,400
+Humana                                                                                                    1,800             28,134
McKesson                                                                                                   1,500             49,050
+Rehabcare Group                                                                                           1,500             36,045
                                                                                                                             ------
                                                                                                                            143,629
                                                                                                                            -------
Hospitals - 6.48%
HCA                                                                                                          900             42,750
+Healthsouth                                                                                               5,400             69,066
                                                                                                                             ------
                                                                                                                            111,816
                                                                                                                            -------
Pharmaceuticals - 27.56%
Abbott Laboratories                                                                                          900             33,885
Allergan                                                                                                     800             53,400
+CIMA Labs                                                                                                 1,700             41,004
+First Horizon Pharmaceutical                                                                              2,100             43,449
+Inhale Therapeutic Systems                                                                                5,300             50,297
+Inspire Pharmaceuticals                                                                                  15,100             58,135
+Intrabiotics Pharmaceuticals                                                                             24,000             31,200
+Medicis Pharmaceutical Class A                                                                              800             34,208
+Noven Pharmaceuticals                                                                                     2,800             71,400
+Pain Therapeutics                                                                                         7,000             58,520
                                                                                                                             ------
                                                                                                                            475,498
                                                                                                                            -------
Total Common Stock (cost $1,568,285)                                                                                      1,382,472
                                                                                                                          ---------
                                                                                                         Principal
                                                                                                         Amount
Commercial Paper- 18.83%
Fedreal Farm Credit 1.70% 7/9/02                                                                        $325,000            324,877
                                                                                                                            -------
Total Commercial Paper (cost $324,877)                                                                                      324,877
                                                                                                                            -------


Total Market Value of Securities - 98.95%
   (cost $1,893,162)                                                                                                      1,707,349

Receivables and Other Assets Net of Liabilities - 1.05%                                                                      18,140
                                                                                                                             ------

Net Assets Applicable to 237,564 Shares Outstanding - 100.00%                                                            $1,725,489
                                                                                                                         ----------

Net Asset Value - Delaware Health Care Fund Class A
($1,503 / 207 Shares)                                                                                                      $7.26
                                                                                                                           -----
Net Asset Value - Delaware Health Care Fund Institutional Class
($1,723,986  / 237,357 Shares)                                                                                             $7.26
                                                                                                                           -----

Components of Net Assets at June 30, 2002:
Shares of beneficial interest (unlimited authorization-no par)                                                        $2,019,324
Accumulated net realized loss on investments                                                                            (108,022)
Net unrealized depreciation of investments                                                                              (185,813)
                                                                                                                       ---------
Total net assets                                                                                                      $1,725,489
                                                                                                                      ----------

+Non-income producing security for the period ended June 30, 2002.

Net Asset Value and Offering Price per Share -
Delaware Health Care Fund
Net Asset Value Class A (A)                                                                                                $7.26
Sales charge (5.75% of offering price, or 6.06% of amount invested per share) (B)                                           0.44
                                                                                                                            ----
Offering price                                                                                                             $7.70
                                                                                                                           -----

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.



See accompanying notes

Statements of Operations

                                                               Delaware                 Delaware                    Delaware
                                                               Focused                  Focused                      Health
                                                                Growth                   Value                        Care
                                                                 Fund                     Fund                        Fund
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     7/31/01*
                                                                            Year Ended                                 to
                                                                             6/30/02                                 6/30/02
Investment Income:
Dividends                                                      $    9,487               $   53,236                  $    1,048
Interest                                                            3,299                    1,375                      19,690
                                                               ----------               ----------                  ----------
                                                                   12,786                   54,611                      20,738
                                                               ----------               ----------                  ----------

Expenses:
Management fees                                                    12,644                   30,226                      13,842
Registration fees                                                   1,464                      791                       6,756
Reports and statements to shareholders                              1,155                      336                       8,301
Professional fees                                                   1,005                      152                         157
Dividend disbursing and transfer agent fees and expenses              972                    1,116                         717
Trustees' fees                                                        925                      595                         672
Accounting and administration expenses                                839                    1,330                         793
Custodian fees                                                        590                      518                       1,840
Distribution expenses - Class A                                       252                      220                           2
Other                                                               1,925                    1,089                       1,063
                                                               ----------               ----------                  ----------
                                                                   21,771                   36,373                      34,143
Less expenses absorbed or waived                                   (7,799)                  (5,795)                    (20,212)
Less expenses paid indirectly                                        (145)                     (95)                        (80)
                                                               ----------               ----------                  ----------
Total expenses                                                     13,827                   30,483                      13,851
                                                               ----------               ----------                  ----------

Net Investment Income (Loss)                                       (1,041)                  24,128                       6,887
                                                               ----------               ----------                  ----------



Net Realized and Unrealized Loss on Investments:
Net realized loss on investments                                 (114,913)                (627,577)                    (97,250)
Net change in unrealized appreciation/depreciation
  of investments                                                 (343,776)                (143,596)                   (185,813)
                                                               ----------               ----------                  ----------

Net Realized and Unrealized Loss on Investments                  (458,689)                (771,173)                   (283,063)
                                                               ----------               ----------                  ----------

Net Decrease in Net Assets Resulting from Operations           $ (459,730)              $ (747,045)                 $ (276,176)
                                                               ==========               ==========                  ==========

*Date of commencement of operations

See accompanying notes

Statements of Changes in Net Assets

                                                             Delaware Focused                  Delaware Focused      Dealware Health
                                                                Growth Fund                       Value Fund           Care Fund
                                                        ----------------------------------------------------------------------------

                                                                                                                           7/31/01*
                                                                 Year Ended                       Year Ended                 to
                                                          6/30/02          6/30/01          6/30/02        6/30/01         6/30/02
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)                            $    (1,041)   $     31,507     $    24,128    $    29,852     $     6,887
Net realized gain (loss) on investments                    (114,913)       (532,366)       (627,577)      (222,852)        (97,250)
Net change in unrealized appreciation/depreciation
   of investments                                          (343,776)         77,847        (143,596)        23,402        (185,813)
                                                        --------------------------------------------------------------------------
Net decrease in net assets resulting from operations       (459,730)       (423,012)       (747,045)      (169,598)       (276,176)
                                                        --------------------------------------------------------------------------


Dividends and Distributions to Shareholders from:
Net investment income:
   Class A                                                     (589)         (1,094)         (1,143)       (12,300)              -
   Institutional Class                                      (10,229)        (51,836)        (36,022)      (201,140)         (8,706)

Net realized gain on investments:
   Class A                                                        -          (5,458)              -              -               -
   Institutional Class                                            -        (329,413)              -              -         (10,824)
                                                        --------------------------------------------------------------------------
                                                            (10,818)       (387,801)        (37,165)      (213,440)        (19,530)
                                                        --------------------------------------------------------------------------

Capital Share Transactions:
Proceeds from shares sold:
   Class A                                                   19,375         105,888           2,757             75           9,522
   Institutional Class                                            -               -               -              -       1,999,993

Net asset value of shares issued upon
   reinvestment of dividends and distributions:
   Class A                                                      589           6,552           1,143         12,300               -
   Institutional Class                                       10,229         381,249          36,022        201,140          19,533
                                                        --------------------------------------------------------------------------
                                                             30,193         493,689          39,922        213,515       2,029,048
                                                        --------------------------------------------------------------------------
Cost of shares repurchased:
   Class A                                                  (34,600)        (15,080)           (276)      (251,756)         (7,853)
   Institutional Class                                            -               -      (3,055,660)             -               -
                                                        --------------------------------------------------------------------------
                                                            (34,600)        (15,080)     (3,055,936)      (251,756)         (7,853)
                                                        --------------------------------------------------------------------------
Increase (decrease) in net assets derived from capital
   share transactions                                        (4,407)        478,609      (3,016,014)       (38,241)      2,021,195
                                                        --------------------------------------------------------------------------

Net Increase (Decrease) in Net Assets                      (474,955)       (332,204)     (3,800,224)      (421,279)      1,725,489

Net Assets:
Beginning of period                                       2,166,032       2,498,236       5,397,610      5,818,889               -
                                                        --------------------------------------------------------------------------
End of period                                           $ 1,691,077     $ 2,166,032     $ 1,597,386    $ 5,397,610     $ 1,725,489
                                                        ==========================================================================

---------------

* Date of commencement of operations.


See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                        Delaware Focused Growth Fund Class A
----------------------------------------------------------------------------------------------------------------------

                                                                               Year           Year          12/29/99(1)
                                                                               Ended          Ended              to
                                                                              6/30/02        6/30/01          6/30/00
Net asset value, beginning of period                                          $ 7.410        $ 10.450         $  8.500

Income (loss) from investment operations:
   Net investment income (loss)(2)                                             (0.004)          0.113            0.127
   Net realized and unrealized gain (loss) on investments                      (1.569)         (1.546)           1.823
                                                                              -------        --------         --------
   Total from investment operations                                            (1.573)         (1.433)           1.950
                                                                              -------        --------         --------

Less dividends and distributions from:
   Net investment income                                                       (0.037)         (0.207)               -
   Net realized gain on investments                                                 -          (1.400)               -
                                                                              -------        --------         --------
   Total dividends and distributions                                           (0.037)         (1.607)               -
                                                                              -------        --------         --------

Net asset value, end of period                                                $ 5.800        $  7.410         $ 10.450
                                                                              =======        ========         ========

Total return(3)                                                               (21.30%)        (16.78%)          22.94%

Ratios and supplemental data:
    Net assets, end of period (000 omitted)                                   $    80        $    121         $     40
    Ratio of expenses to average net assets                                     0.72%           0.75%            0.75%
    Ratio of expenses to average net assets prior to expense
       limitation and expenses paid indirectly                                  1.36%           1.31%            1.30%
    Ratio of net investment income (loss) to average net assets                (0.06%)          1.41%            2.54%
    Ratio of net investment income (loss) to average net assets prior
       to expense limitation and expenses paid indirectly                      (0.70%)          0.85%            1.99%
    Portfolio turnover                                                           257%            245%             304%

-------------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value, and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                               Delaware Focused Growth Fund Institutional Class
----------------------------------------------------------------------------------------------------------------------

                                                                               Year           Year          12/29/99(1)
                                                                               Ended          Ended              to
                                                                              6/30/02        6/30/01          6/30/00
Net asset value, beginning of period                                          $ 7.410        $ 10.450         $  8.500

Income (loss) from investment operations:
   Net investment income (loss)(2)                                             (0.004)          0.113            0.127
   Net realized and unrealized gain (loss) on investments                      (1.569)         (1.546)           1.823
                                                                              -------        --------         --------
   Total from investment operations                                            (1.573)         (1.433)           1.950
                                                                              -------        --------         --------

Less dividends and distributions from:
   Net investment income                                                       (0.037)         (0.207)               -
   Net realized gain on investments                                                 -          (1.400)               -
                                                                              -------        --------         --------
   Total dividends and distributions                                           (0.037)         (1.607)               -
                                                                              -------        --------         --------

Net asset value, end of period                                                $ 5.800        $  7.410         $ 10.450
                                                                              =======        ========         ========

Total return(3)                                                               (21.30%)        (16.78%)          22.94%

Ratios and supplemental data:
    Net assets, end of period (000 omitted)                                   $ 1,611        $  2,045         $  2,458
    Ratio of expenses to average net assets                                     0.72%           0.75%            0.75%
    Ratio of expenses to average net assets prior to expense
       limitation and expenses paid indirectly                                  1.11%           1.06%            1.05%
    Ratio of net investment income (loss) to average net assets                (0.06%)          1.41%            2.54%
    Ratio of net investment income (loss) to average net assets prior
       to expense limitation and expenses paid indirectly                      (0.45%)          1.10%            2.24%
    Portfolio turnover                                                           257%            245%             304%

--------------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. An expense limitation was in effect during the period. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                        Delaware Focused Value Fund* Class A
----------------------------------------------------------------------------------------------------------------------

                                                                               Year           Year          12/29/99(1)
                                                                               Ended          Ended              to
                                                                              6/30/02        6/30/01          6/30/00
Net asset value, beginning of period                                          $ 7.710        $  8.260         $  8.500

Income (loss) from investment operations:
   Net investment income(2)                                                     0.056           0.044           0.3294
   Net realized and unrealized loss on investments                             (1.535)         (0.291)          (0.569)
                                                                              -------        --------         --------
   Total from investment operations                                            (1.479)         (0.247)          (0.240)
                                                                              -------        --------         --------

Less dividends and distributions from:
   Net investment income                                                       (0.091)         (0.303)               -
                                                                              -------        --------         --------
   Total dividends and distributions                                           (0.091)         (0.303)               -
                                                                              -------        --------         --------

Net asset value, end of period                                                $ 6.140        $  7.710         $  8.260
                                                                              =======        ========         ========

Total return(3)                                                               (19.48%)         (3.18%)          (2.82%)

Ratios and supplemental data:
    Net assets, end of period (000 omitted)                                   $    80        $     97         $    346
    Ratio of expenses to average net assets                                     1.00%           0.97%            0.75%
    Ratio of expenses to average net assets prior to expense
       limitation and expenses paid indirectly                                  1.43%           1.53%            1.48%
    Ratio of net investment income to average net assets                        0.80%           0.54%            7.46%(4)
    Ratio of net investment income (loss) to average net assets prior
       to expense limitation and expenses paid indirectly                       0.37%          (0.02%)           6.73%(4)
    Portfolio turnover                                                           150%            237%             435%

-------------
 *  Formerly Delaware Research Fund.

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value, and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower had the expense limitation not been in effect.

(4) During the fiscal period ended June 30, 2000, the Delaware Focused Value Fund received a non-cash dividend of approximately $0.31 per share as a result of a corporate action of an investment held by the Fund. This is highly unusual and not likely to be repeated. Absent this dividend, the ratio of net investment income to average net asset and the ratio of net investment income (loss) to average net assets prior to expense limitation and expenses paid indirectly would have been 0.42% and (0.31%), respectively.


See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                               Delaware Focused Value Fund* Institutional Class
----------------------------------------------------------------------------------------------------------------------

                                                                               Year           Year          12/29/99(1)
                                                                               Ended          Ended              to
                                                                              6/30/02        6/30/01          6/30/00
Net asset value, beginning of period                                          $ 7.710        $  8.260         $  8.500

Income (loss) from investment operations:
   Net investment income(2)                                                     0.056           0.042           0.3294
   Net realized and unrealized loss on investments                             (1.535)         (0.289)          (0.569)
                                                                              -------        --------         --------
   Total from investment operations                                            (1.479)         (0.247)          (0.240)
                                                                              -------        --------         --------

Less dividends and distributions from:
   Net investment income                                                       (0.091)         (0.303)               -
                                                                              -------        --------         --------
   Total dividends and distributions                                           (0.091)         (0.303)               -
                                                                              -------        --------         --------

Net asset value, end of period                                                $ 6.140        $  7.710         $  8.260
                                                                              =======        ========         ========

Total return(3)                                                               (19.48%)         (3.18%)          (2.82%)

Ratios and supplemental data:
    Net assets, end of period (000 omitted)                                   $ 1,517        $  5,301         $  5,473
    Ratio of expenses to average net assets                                     1.00%           0.97%            0.75%
    Ratio of expenses to average net assets prior to expense
       limitation and expenses paid indirectly                                  1.18%           1.28%            1.23%
    Ratio of net investment income to average net assets                        0.80%           0.54%            7.46%(4)
    Ratio of net investment income to average net assets prior
       to expense limitation and expenses paid indirectly                       0.62%           0.23%            6.98%(4)
    Portfolio turnover                                                           150%            237%             435%

---------------
 *  Formerly Delaware Research Fund.

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. An expense limitation was in effect during the period. Performance would have been lower had the expense limitation not been in effect.

(4) During the fiscal period ended June 30, 2000, the Delaware Focused Value Fund received a non-cash dividend of approximately $0.31 per share as a result of a corporate action of an investment held by the Fund. This is highly unusual and not likely to be repeated. Absent this dividend, the ratio of net investment income to average net asset and the ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly would have been 0.42% and (0.06%), respectively.


See accompanying notes

Selected data for each share of the Fund outstanding
throughout the period was as follows:                         Delaware Health Care Fund Class A
-----------------------------------------------------------------------------------------------

                                                                             7/31/01(1)
                                                                                to
                                                                              6/30/02
Net asset value, beginning of period                                          $ 8.500

Income (loss) from investment operations:
   Net investment income(2)                                                     0.032
   Net realized and unrealized loss on investments                             (1.189)
                                                                              -------
   Total from investment operations                                            (1.157)
                                                                              -------

Less dividends and distributions from:
   Net investment income                                                       (0.037)
   Net realized gain on investments                                            (0.046)
                                                                              -------
   Total dividends and distributions                                           (0.083)
                                                                              -------

Net asset value, end of period                                                $ 7.260
                                                                              =======

Total return(3)                                                               (13.84%)

Ratios and supplemental data:
    Net assets, end of period (000 omitted)                                   $     2
    Ratio of expenses to average net assets                                     0.75%
    Ratio of expenses to average net assets prior to expense
       limitation and expenses paid indirectly                                  2.10%
    Ratio of net investment income to average net assets                        0.38%
    Ratio of net investment loss to average net assets prior                        -
       to expense limitation and expenses paid indirectly                      (0.97%)
    Portfolio turnover                                                            76%

-----------------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value, and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

Selected data for each share of the Fund outstanding
throughout the period was as follows:                     Delaware Health Care Fund Institutional Class
-------------------------------------------------------------------------------------------------------

                                                                             7/31/01(1)
                                                                                 to
                                                                              6/30/02
Net asset value, beginning of period                                          $ 8.500

Income (loss) from investment operations:
   Net investment income(2)                                                     0.032
   Net realized and unrealized loss on investments                             (1.189)
                                                                              -------
   Total from investment operations                                            (1.157)
                                                                              -------

Less dividends and distributions from:
   Net investment income                                                       (0.037)
   Net realized gain on investments                                            (0.046)
                                                                              -------
   Total dividends and distributions                                           (0.083)
                                                                              -------

Net asset value, end of period                                                $ 7.260
                                                                              =======

Total return(3)                                                               (13.84%)

Ratios and supplemental data:
    Net assets, end of period (000 omitted)                                   $ 1,724
    Ratio of expenses to average net assets                                     0.75%
    Ratio of expenses to average net assets prior to expense
       limitation and expenses paid indirectly                                  1.85%
    Ratio of net investment income to average net assets                        0.38%
    Ratio of net investment loss to average net assets prior                        -
       to expense limitation and expenses paid indirectly                      (0.72%)
    Portfolio turnover                                                            76%

------------------------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.


See accompanying notes

Notes to Financial Statements

June 30, 2002

Delaware Group Equity Funds III (the "Trust") is organized as a Delaware business trust and offers seven series: Delaware American Services Fund, Delaware Focused Growth Fund, Delaware Focused Value Fund (formerly Delaware Research Fund), Delaware Health Care Fund, Delaware Small Cap Growth Fund, Delaware Technology and Innovation Fund and Delaware Trend Fund. These financial statements and related notes pertain to Delaware Focused Growth Fund, Delaware Focused Value Fund and Delaware Health Care Fund (each referred to as a "Fund" or collectively as the "Funds"). The Trust is an open-end investment company. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended. The Funds offer Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately 8 years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors. As of June 30, 2002, only Class A and Institutional Class of each Fund have commenced operations.

The objective of the Funds is to seek to provide long-term capital growth.


1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds' Board of Trustees.

Federal Income Taxes- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements- Each Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income over the lives of the respective securities. Each Fund declares and pays dividends from net investment income and capital gains, if any, annually.

Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds may receive earnings credits from its custodian when positive balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amount of these expenses and credits for the period ended June 30, 2002 were as follows:


                               Delaware           Delaware            Delaware
                                Focused           Focused              Health
                              Growth Fund        Value Fund           Care Fund
                             ---------------------------------------------------
Commission reimbursements        $47                $72                 $44
Earnings credits                  98                 23                  36

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:

                                    Delaware        Delaware         Delaware
                                     Focused         Focused          Health
                                   Growth Fund     Value Fund        Care Fund
                                  ----------------------------------------------
On the first $500 million             0.65%           1.00%            0.75%
On the next $500 million              0.60%           0.95%            0.70%
On the next $1.5 billion              0.55%           0.90%            0.65%
In excess of $2.5 billion             0.50%           0.85%            0.60%

DMC has elected to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed specified percentages of average daily net assets through February 28, 2003 as shown below.

                                       Delaware         Delaware      Delaware
                                        Focused         Focused        Health
                                      Growth Fund      Value Fund     Care Fund
                                     -------------------------------------------

The operating expense limitation
as a percentage of average daily
net assets (per annum)                   0.75%           1.00%          0.75%


The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, each Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% (fixed at 0.25% by the Board of Trustees) of the average daily assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. DDLP has elected to waive the distribution fees through February 28, 2003 for the Delaware Focused Growth, Delaware Focused Value, and Delaware Health Care Funds. No distribution expenses are paid by the Institutional Class shares.

At June 30, 2002, each Fund had receivables from and liabilities payable to affiliates as follows:

                                                         Delaware          Delaware          Delaware
                                                         Focused           Focused            Health
                                                          Growth             Value              Care
                                                           Fund              Fund              Fund
                                                       ------------------------------------------------
Investment management fee
  payable to DMC                                            $942               $-                $-
Dividend disbursing, transfer agent
  fees, accounting and other expenses
  payable to DSC                                           1,689               74                86
Other expenses payable to DMC
  and affiliates                                              84            1,676             1,698
Receivable from DMC under expense
  limitation agreement                                         -            1,377             3,902

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Funds. These officers and trustees are paid no compensation by the Funds.

3. Investments

For the year ended June 30, 2002, the Funds made purchases and sales of investment securities other than short-term investments as follows:

                                           Delaware Focused           Delaware               Delaware
                                              Growth Fund              Focused                Health
                                                                     Value Fund             Care Fund
                                          -------------------------------------------------------------
Purchases                                     $4,671,587             $4,526,279            $2,455,438
Sales                                          4,724,787              7,550,105               789,902

At June 30, 2002, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                                  Delaware             Delaware             Delaware
                                                   Focused              Focused              Health
                                                 Growth Fund           Value Fund           Care Fund
                                           -------------------------------------------------------------
Cost of investments                              $1,845,176            $1,836,500            $1,896,259
                                           =============================================================
Aggregate unrealized appreciation                   $90,599               $40,303               $88,066
Aggregate unrealized depreciation                  (243,398)             (282,416)             (276,976)
                                           -------------------------------------------------------------

Net unrealized depreciation                       ($152,799)            ($242,113)            ($188,910)
                                           =============================================================

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the periods ended June 30, 2002 and 2001 was as follows:

                               Delaware Focused               Delaware Focused        Delaware Health
                                 Growth Fund                    Value Fund               Care Fund
                          ---------------------------------------------------------------------------
                             2002            2001           2002            2001           2002
                          ---------------------------------------------------------------------------
Ordinary Income             $10,818        $387,801        $37,165        $213,440        $19,530
Long-term capital gain            -               -              -               -              -
                          ---------------------------------------------------------------------------
Total                       $10,818        $387,801        $37,165        $213,440        $19,530
                          ===========================================================================

As of June 30, 2002, the components of net assets on a tax basis were as follows:

                                        Delaware Focused Growth    Delaware Focused Value    Delaware Health Care
                                                  Fund                      Fund                     Fund
                                        ----------------------------------------------------------------------------
Shares of beneficial interest                  $2,506,737                $3,071,890               $2,019,324
Undistributed ordinary income                           -                     8,523                        -
Undistributed long-term capital gain                    -                         -                        -
Capital loss carryforwards                       (554,613)                 (723,776)                       -
Post-October losses                              (108,248)                 (517,138)                (104,925)
Unrealized  depreciation of investments          (152,799)                 (242,113)                (188,910)
                                        ----------------------------------------------------------------------------
Net assets                                     $1,691,077                $1,597,386               $1,725,489
                                        ============================================================================

Post-October losses represent losses realized on investment transactions from November 1, 2001 through June 30, 2002 that, in accordance with federal income tax regulations, the Funds has elected to defer and treat as having arisen in the following fiscal year.

For federal income tax purposes, the Funds had accumulated capital losses as of June 30, 2002, which may be carried forward and applied against future capital gains. Such capital loss carry forward amounts will expire as follows:

Year of Expiration               Delaware Focused      Delaware Focused Value
                                    Growth Fund                 Fund
-------------------------------------------------------------------------------
2009                                  $46,965                 $334,707
2010                                  507,648                  389,069


5. Capital Shares

Transactions in capital shares were as follows:


                                        Delaware Focused                       Delaware Focused
                                           Growth Fund                             Value Fund
                                 ------------------------------------------------------------------------

                                       Year              Year               Year                Year
                                       Ended             Ended              Ended               Ended
                                      6/30/02           6/30/01            6/30/02             6/30/01
                                 ------------------------------------------------------------------------
Shares sold:
   Class A                             2,888             13,778                417                  9
   Institutional Class                     -                  -                  -                  -

Shares issued upon reinvestment
 of dividends and distributions:
   Class A                                86                705                159              1,508
   Institutional Class                 1,495             40,855              4,927             24,705
                                 ------------------------------------------------------------------------
                                       4,469             55,338              5,503             26,222
                                 ------------------------------------------------------------------------
Shares repurchased:
   Class A                            (5,439)            (2,039)               (41)           (30,871)
   Institutional Class                     -                  -           (445,431)                 -
                                 ------------------------------------------------------------------------
                                      (5,439)            (2,039)          (445,472)           (30,871)
                                 ------------------------------------------------------------------------

Net increase (decrease)                 (970)            53,299           (439,969)            (4,649)
                                 ========================================================================

                                        Delaware Health
                                           Care Fund

                                            7/31/01*
                                               to
                                            6/30/02
                                        ---------------
Shares sold:
   Class A                                    1,120
   Institutional Class                      235,295

Shares issued upon reinvestment of
 dividends and distributions:
   Class A                                        -
   Institutional Class                        2,062
                                        ---------------
                                            238,477
                                        ---------------
Shares repurchased:
   Class A                                     (913)
   Institutional Class                            -
                                        ---------------
                                               (913)
                                        ---------------
Net increase                                237,564
                                        ===============

* Date of commencement of operations.

6. Line of Credit

Each Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding at June 30, 2002, or at any time during the period.

7. Credit and Market Risk

The Delaware Health Care Fund concentrates its investments in securities of companies in the health care sector that management believes offer above-average opportunities for long-term price appreciation. As a result the value of the Fund's shares can be expected to fluctuate in response to factors affecting the industries in which these companies operate, and may fluctuate more widely than a fund that invests in a broader range of industries. The Fund may be more susceptible to any single economic, political or regulatory occurrence affecting these companies. The Delaware Focused Growth and Delaware Focused Value Funds may from time to time, invest more than 25% of each Fund's net assets in any one industry or group of industries. In instances where there is greater concentration in a particular sector, each Fund may be particularly sensitive to changes in the actual market or economic conditions that affect that sector.

8. Tax Information (Unaudited)

The information set forth is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended June 30, 2002, each Fund designates distributions paid during the year as follows:

                                             (A)
                                          Long-Term              (B)
                                         Capital Gain          Ordinary              Total                (C)
                                        Distributions           Income           Distributions       Qualifying (1)
                                          Tax Basis         Distributions          Tax Basis           Dividends
                                      ------------------- ------------------- -------------------- -------------------
Delaware Focused Growth Fund                  -                 100%                 100%                   -
Delaware Focused Value Fund                   -                 100%                 100%                100%
Delaware Health Care Fund                     -                 100%                 100%                  5%

Items (A) and (B) are based on a percentage of each of the Fund's total distributions. Item (C) is based on a percentage of ordinary income of each of the Funds.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                         Report of Independent Auditors



To the Shareholders and Board of Trustees
Delaware Group Equity Funds III

We have audited the accompanying statements of net assets of Delaware Focused Growth Fund, Delaware Focused Value Fund and Delaware Health Care Fund (the "Funds") (each a Series Delaware Group Equity Funds III) as of June 30, 2002, and the related statements of operations, statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed Funds at June 30, 2002, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP


Philadelphia, Pennsylvania
August 9, 2002

Proxy Results (unaudited)


Delaware Health Care Fund shareholders voted on the following proposals at the special meeting of shareholders on April 26, 2002, or as adjourned. The description of the proposal and number of shares voted are as follows:

                                 Number of shares       % of Outstanding Shares      % of Shares Voted
                                 ----------------       -----------------------      -----------------
1. To adopt a new fundamental investment restriction concerning industry concentration
Affirmative                      237,436.469            100.00%                      100.00%
Against                          0.000                  0.00%                        0.00%
Abstain                          0.000                  0.00%                        0.00%
Total                            237,436.469            54.951%                      100.00%








** Fund Totals:
Record Total               237,436.469
Voted Shares               237,436.469
Percent Voted              100.00%

Delaware Investments Family of Funds
Board of Trustees/Officers Addendum
A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                                                  Number of
                                                                                             Portfolios in Fund         Other
Name, Address and            Position(s) Held  Length of Time      Principal Occupation(s)    Complex Overseen       Directorships
Birthdate                       with Fund(s)       Served            During Past 5 Years          by Trustee         Held by Trustee
---------------------------  ----------------  --------------      -----------------------   -------------------   -----------------
Interested Trustees

Charles E. Haldeman, Jr.(1)    Chairman and         2 Years         Since January 1, 2000,           89                   None
2005 Market Street                Trustee                          Mr. Haldeman has served
Philadelphia, PA 19103                                             in various capacities at
                                                                      different times at
October 29, 1948                                                    Delaware Investments(2)

                                                                  President/Chief Operating
                                                                  Officer/Director - United
                                                                       Asset Management
                                                                   (January 1998 - January
                                                                            2000)


                                                                  Partner/Director - Cooke
                                                                     and Bieler, Inc.
                                                                   (Investment Management)
                                                                     (June 1974 - January
                                                                            1998)

David K. Downes(3)          President, Chief  9 Years - Executive  Mr. Downes has served in          107        Director/President -
2005 Market Street              Executive          Officer           various executive                           Lincoln National
Philadelphia, PA 19103       Officer, Chief                        capacities at different                          Convertible
                                Financial      3 Years - Trustee      times at Delaware                        Securities Fund, Inc.
January 8, 1940                Officer and                              Investments
                                 Trustee                                                                       Director/President -
                                                                                                                  Lincoln National
                                                                                                                  Income Fund, Inc.

Independent Trustees

Walter P. Babich                 Trustee           14 Years        Board Chairman - Citadel          107                None
460 North Gulph Road                                                  Constructors, Inc.
King of Prussia, PA 19406                                              (1989 - Present)

October 1, 1927

John H. Durham                   Trustee           23 Years(4)         Private Investor              107         Trustee - Abington
P.O. Box 819                                                                                                      Memorial Hospital
Gwynedd Valley, PA 19437
                                                                                                                President/Director -
August 7, 1937                                                                                                    22 WR Corporation

John A. Fry                      Trustee            1 Year          President - Franklin &           89         Director - Sovereign
P.O. Box 3003                                                          Marshall College                                Bancorp
Lancaster, PA 17604                                                 (June 2002 - Present)
                                                                                                                Director - Sovereign
May 28, 1960                                                       Executive Vice President                             Bank
                                                                       - University of
                                                                         Pennsylvania
                                                                    (April 1995 - June 2002)

(1) Mr. Haldeman is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, accounting service provider and transfer agent.
(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(3) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(4)  Mr. Durham served as a Director Emeritus from 1995 through 1998.

                                                                                                  Number of
                                                                                             Portfolios in Fund         Other
Name, Address and            Position(s) Held  Length of Time      Principal Occupation(s)    Complex Overseen       Directorships
Birthdate                       with Fund(s)       Served            During Past 5 Years          by Trustee         Held by Trustee
---------------------------  ----------------  --------------      -----------------------   -------------------   -----------------
Independent Trustees (continued)

Anthony D. Knerr                 Trustee          12 Years         Founder/Managing Director        107                  None
500 Fifth Avenue                                                      - Anthony Knerr &
New York, NY 10110                                                  Associates (Strategic
                                                                         Consulting)
December 7, 1938                                                       (1990 - Present)

Ann R. Leven                     Trustee          13 Years          Treasurer/Chief Fiscal          107           Director - Recoton
785 Park Avenue                                                       Officer - National                             Corporation
New York, NY 10021                                                      Gallery of Art
                                                                        (1994 - 1999)                            Director - Systemax
November 1, 1940                                                                                                        Inc.

                                                                                                                   Director - Andy
                                                                                                                  Warhol Foundation

Thomas F. Madison                Trustee          8 Years         President/Chief Executive         107           Director - Valmont
200 South Fifth Street                                             Officer - MLM Partners,                         Industries Inc.
Suite 2100                                                           Inc. (Small Business
Minneapolis, MN 55402                                             Investing and Consulting)                        Director - ACI
                                                                   (January 1993 - Present)                       Telecentrics Inc.
February 25, 1936
                                                                                                                 Director - Digital
                                                                                                                     River Inc.

                                                                                                                  Director - Rimage
                                                                                                                     Corporation

Janet L. Yeomans                 Trustee          3 Years          Vice President/Treasurer -       107                 None
Building 220-13W-37                                                     3M Corporation
St. Paul, MN 55144                                                  (July 1995 - Present)

July 31, 1948
                                                                     Ms. Yeomans has held
                                                                      various management
                                                                       positions at 3M
                                                                   Corporation since 1983.

Officers

William E. Dodge              Executive Vice      2 Years          Executive Vice President         107                 None
2005 Market Street            President and                          and Chief Investment
Philadelphia, PA 19103       Chief Investment                        Officer - Equity of
                             Officer - Equity                        Delaware Investment
June 29, 1949                                                       Advisers, a series of
                                                                     Delaware Management
                                                                       Business Trust
                                                                    (April 1999 - Present)

                                                                    President, Director of
                                                                     Marketing and Senior
                                                                     Portfolio Manager -
                                                                      Marvin & Palmer
                                                                   Associates (Investment
                                                                         Management)
                                                                  (August 1996 - April 1999)

                                                                                                  Number of
                                                                                             Portfolios in Fund         Other
Name, Address and            Position(s) Held  Length of Time      Principal Occupation(s)    Complex Overseen       Directorships
Birthdate                       with Fund(s)       Served            During Past 5 Years          by Trustee         Held by Trustee
---------------------------  ----------------  --------------      -----------------------   -------------------   -----------------
Officers (continued)

Jude T. Driscoll               Executive Vice     1 Year           Executive Vice President         107                  None
2005 Market Street             President and                       and Head of Fixed-Income
Philadelphia, PA 19103            Head of                           of Delaware Investment
                                Fixed-Income                        Advisers, a series of
March 10, 1963                                                       Delaware Management
                                                                        Business Trust
                                                                   (August 2000 - Present)

                                                                  Senior Vice President and
                                                                   Director of Fixed-Income
                                                                  Process - Conseco Capital
                                                                          Management
                                                                  (June 1998 - August 2000)

                                                                     Managing Director -
                                                                     NationsBanc Capital
                                                                           Markets
                                                                    (February 1996 - June
                                                                            1998)

Richard J. Flannery            Executive Vice     5 Years          Mr. Flannery has served          107                  None
2005 Market Street               President,                          in various executive
Philadelphia, PA 19103        General Counsel                      capacities at different
                                 and Chief                            times at Delaware
September 30, 1957             Administrative                            Investments
                                  Officer

Richelle S. Maestro             Senior Vice       9 Years         Ms. Maestro has served in         107                  None
2005 Market Street           President, Deputy                        various executive
Philadelphia, PA 19103        General Counsel                      capacities at different
                               and Secretary                          times at Delaware
November 26, 1957                                                        Investments

Michael P. Bishof               Senior Vice       6 Years          Mr. Bishof has served in         107                  None
2005 Market Street             President and                          various executive
Philadelphia, PA 19103           Treasurer                         capacities at different
                                                                      times at Delaware
August 18, 1962                                                          Investments

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.